                                 EXHIBIT 10(D)

                          HARBOR FEDERAL SAVINGS BANK
                        RECOGNITION AND RETENTION PLAN

                                                            EFFECTIVE:  1/6/94



                          HARBOR FEDERAL SAVINGS BANK

              RECOGNITION AND RETENTION PLAN AND TRUST AGREEMENT

                                  ARTICLE I.
                      ESTABLISHMENT OF THE PLAN AND TRUST

     1.01. Harbor Federal Savings Bank hereby establishes the Recognition and Retention Plan (the "Plan") and Trust (the "Trust") upon the terms and conditions hereinafter stated in this Recognition and Retention Plan and Trust Agreement (the "Agreement").

     1.02. The Trustee hereby accepts this Trust and agrees to hold the Trust assets existing on the date of this Agreement and all additions and accretions thereto upon the terms and conditions hereinafter stated.

     1.03.   The Trust hereby established shall be revocable by the Company.

     1.04. The Trust is intended to be a grantor trust, of which the Company is the grantor, within the meaning of Subpart E, Part I, subchapter J., chapter 1, subtitle A of the Internal Revenue Code of 1986, as amended, and shall be construed accordingly.

     1.05. The principal of the Trust, and any earnings thereof shall be held separate and apart from other funds of the Company and shall be used exclusively for the uses and purposes of Recipients and their Beneficiaries and general creditors as herein set forth. Recipients and their Beneficiaries shall have no preferred claim on, or any beneficial ownership interest in, any assets of the Trust. Any rights created under the Plan and this Agreement shall be mere unsecured contractual rights of the Recipients and their Beneficiaries against the Company. Any assets held by the Trust will be subject to the claims of the Company's general creditors under federal and state law in the event of insolvency of the Company.


                                  ARTICLE II.
                              PURPOSE OF THE PLAN

     2.01. The purpose of the Plan is to continue to attract and retain employees and officers of experience and ability by providing such persons with a proprietary interest in the Company as compensation for their contributions to the Company and its Affiliates and as an incentive to make such contributions and to promote the Company's growth and profitability in the future.

                                 ARTICLE III.
                                  DEFINITIONS

     The following words and phrases when used in this Plan with an initial capital letter, unless the context clearly indicates otherwise, shall have the meanings set forth below. Wherever appropriate, the masculine pronoun shall include the feminine pronoun and the singular shall include the plural.

     3.01. "Affiliate" means the Company and those subsidiaries of the Company which, with the consent of the Board, agree to participate in this Plan.

     3.02. "Beneficiary" means the person or persons designated by a Recipient to receive any benefits payable under the Plan in the event of such Recipient's death. Such person or persons shall be designated in writing on forms provided for this purpose by the Committee and may be changed from time to time by similar written notice to the Committee. In the absence of a written designation, the Beneficiary shall be the Recipient's surviving spouse, if any or if none, his estate.

     3.03.   "Board" means the Board of Directors of the Company.

     3.04. "Committee" means the Compensation Committee of the Board or such other committee of the Board consisting solely of nonemployee directors of the Company.

     3.05. "Common Stock" means shares of the common stock, $1.00 par value per share, of the Company.

     3.06.   "Company" shall mean Harbor Federal Savings Bank.

     3.07. "Disability" means the permanent and total inability by reason of mental or physical infirmity, or both, of an employee to perform the work customarily assigned to him. Additionally, a medical doctor selected or approved by the Board of Directors must advise the Committee that it is either not possible to determine when such Disability will terminate or that it appears probable that such Disability will be permanent during the remainder of said participant's lifetime.

     3.08. "Employee" means any person who is employed by the Company or an Affiliate, including officers.

     3.09. "Normal Retirement" means retirement at the normal or early retirement date as set forth in the Harbor Federal Savings Bank 401(k) Profit Sharing Plan.

     3.10. "Plan Shares" means shares of Common Stock held in the Trust and issued or issuable to a Recipient pursuant to the Plan.

     3.11. "Plan Share Award" means a right granted under this Plan to earn Plan Shares.

     3.12. "Plan Share Reserve" means the shares of Common Stock held by the Trustee pursuant to Sections 5.03 and 5.04.

     3.13. "Recipient" means an Employee who receives a Plan Share Award under the Plan.

     3.14. "Trustee" means that person(s) or entity nominated by the Committee and approved by the Board pursuant to Sections 4.01 and 4.02 to hold legal title to the Plan assets for the purposes set forth herein.


                                  ARTICLE IV.
                          ADMINISTRATION OF THE PLAN

     4.01.   Role of the Committee.  The Plan shall be administered and
             ---------------------
interpreted by the Committee, which shall have all of the powers allocated to it in this and other Sections of the Plan. The interpretation and construction by the Committee of any provisions of the Plan or of any Plan Share Award granted hereunder shall be final and binding. The Committee shall act by vote or written consent of a majority of its members. Subject to the express provisions and limitations of the Plan, the Committee may adopt such rules, regulations and procedures as it deems appropriate for the conduct of its affairs. The Committee shall report its actions and decisions with respect to the Plan to the Board at appropriate times, but in no event less than one time per calendar year. The Committee shall recommend to the Board one or more persons or entity to act as Trustee(s) in accordance with the provisions of this Plan and Trust and the terms of Article VIII hereof.

     4.02.   Role of the Board.  The members of the Committee and the
             -----------------
Trustee or Trustees shall be appointed or approved by, and will serve at the pleasure of, the Board. The Board may in its discretion from time to time remove members from, or add members to, the Committee, and may remove, replace or add Trustees. The Board shall have all of the powers allocated to it in this and other Sections of the Plan, may take any action under or with respect to the Plan which the Committee is authorized to take, and may reverse or override any action taken or decision made by the Committee under or with respect to the Plan, provided, however, that except as provided in Section 7.01(d) hereof, the
      ------------------
Board may not revoke any Plan Share Award.

     4.03.   Limitation on Liability.  No member of the Board or the Committee
             -----------------------
or the Trustee(s) shall be liable for any determination made in good faith with respect to the Plan or any

Plan Shares or Plan Share Awards granted under it. If a member of the Board or the Committee or any Trustee is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative, by reason of anything done or not done by him in such capacity under or with respect to the Plan, the Company shall indemnify such member against expense (including attorneys' fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by him in connection with such action, suit or proceeding if he acted in good faith and in a manner he reasonably believed to be in the best interests of the Company and its Affiliates and, with respect to any criminal action or proceeding, had no reasonable cause to believe his conduct was unlawful.

                                  ARTICLE V.
                       CONTRIBUTIONS; PLAN SHARE RESERVE

     5.01.   Amount and Timing of Contributions.  The Board shall determine
             ----------------------------------
the amounts (or the method of computing the amounts) to be contributed by the Company and its Affiliates to the Trust established under this Plan. Such amounts shall be paid to the Trustees at the time of contribution. No contributions by Employees shall be permitted.

     5.02.   Investment of Trust Assets Upon the Reorganization.  The
             --------------------------------------------------
Trustee shall invest all of the Trust's assets exclusively in Common Stock except as otherwise provided below; provided, however, that the Trust shall not
                                    --------  -------
purchase in the Company's common stock offering more than 37,215 shares of Common Stock.

     5.03.   Investment of Trust Assets After the Reorganization.  To the
             ---------------------------------------------------
extent that the Company makes additional contributions to the Trust the Trustee shall invest such contributions in shares of Common Stock (subject to Section 8.02). The Trustee may make such investments through private transactions, open market purchases and directly from the Company.

     5.04.   Plan Share Reserve.  All shares of Common Stock acquired by
             ------------------
the Trustee shall constitute the "Plan Share Reserve." Any earnings received with respect to Common Stock held in the Plan Share Reserve shall be held in an interest-bearing account. Any earnings received with respect to Common Stock subject to a Plan Share Award shall be held in an interest-bearing account on behalf of the individual Recipient.

     5.05.   Effect of Allocations, Returns and Forfeitures Upon Plan Share
             --------------------------------------------------------------
Reserves.  Upon the allocation of Plan Share Awards under Section 6.02, or the
--------
decision of the Committee to return Plan Shares to the Company, the Plan Share Reserve shall be reduced by the number of Shares subject to the Awards so allocated or returned. Any Shares subject to an Award which may not be earned because of a forfeiture by the Recipient pursuant to Section 7.01 shall be returned (added) to the Plan Share Reserve.

                                  ARTICLE VI.
                           ELIGIBILITY; ALLOCATIONS

     6.01.   Eligibility.  Employees of the Company and its Affiliates are
             -----------
eligible to receive Plan Share Awards.

     6.02.   Allocations.  The Committee may determine which of the Employees
             -----------
referenced in Section 6.01 above will be granted Plan Share Awards and the number of Shares covered by each Award, provided, however, that the number
                                        --------  --------
of Shares covered by such Awards may not exceed the number of Shares in the Plan Share Reserve immediately prior to the grant of such Awards, and provided
                                                                 --------
further, that in no event shall any Awards be made which will violate the
--------
Charter, Bylaws or Plan of Reorganization and Stock Issuance of the Company or any applicable federal or state law or regulation. In the event Plan Shares are forfeited for any reason, the Committee may, from time to time, determine which, if any, of the Employees will be granted additional Plan Share Awards to be awarded from forfeited Plan Shares. In selecting those Employees to whom Plan Share Awards will be granted and the number of Plan Shares covered by such Awards, the Committee shall consider the position and responsibilities of the eligible Employees, the length and value of their services to the Company and its Affiliates, the compensation paid to the Employees and any other factors the Committee may deem relevant, and the Committee may request the written recommendation of the Chief Executive Officer and other senior executive officers of the Company and its Affiliates. All allocations by the Committee shall be subject to review, and approval or rejection, by the Board.

     6.03.   Form of Allocation.  As promptly as practicable after a
             ------------------
determination is made pursuant to Section 6.02 that a Plan Share Award has been granted, the Committee shall notify the Recipient in writing of the grant of the Award, the number of Plan Shares covered by the Award, and the terms upon which the Plan Shares subject to the Award may be earned. The date on which the Committee so notifies the Recipient shall be considered the date of grant of the Plan Share Awards. The Committee shall maintain records as to all grants of Plan Share Awards under the Plan.

     6.04.   Allocations Not Required.  Notwithstanding anything to the
             ------------------------
contrary in Sections 6.01 and 6.02, no Employee shall have any right or entitlement to receive a Plan Share Award hereunder, such Awards being at the total discretion of the Committee and the Board, nor shall the salaried Employees as a group have such a right. The Committee may, with the approval of the Board (or, if so directed by the Board, shall) return all Common Stock in the Plan Share Reserve to the Company at any time, and cease issuing Plan Share Awards.

                                 ARTICLE VII.
            EARNING AND DISTRIBUTION OF PLAN SHARES; VOTING RIGHTS

     7.01.   Earning Plan Shares; Forfeitures.
             --------------------------------

          (a)   General Rules.  Unless the Committee shall specifically state to
                -------------
the contrary at the time a Plan Share Award is granted, Plan Shares subject to an Award shall be earned by a Recipient at the rate of one-third of the aggregate number of Shares covered by the Award at the end of each full twelve months of consecutive employment with the Company or an Affiliate after the date of grant of the Award; provided, however, that the Committee may provide for a
                       --------  -------
less or more rapid earnings rate than that set forth herein for all Awards or for any given Award. If the employment of a Recipient is terminated for any reason (except as specifically provided in Subsections (b) and (c) below), the Recipient shall forfeit the right to earn any Shares subject to the Award which have not theretofore been earned.

          In determining the number of Plan Shares which are earned, fractional shares shall be rounded down to the nearest whole number, provided that such fractional shares shall be aggregated and earned when the last one-third of the Plan Shares in a Plan Award are earned.

          (b)   Exception for Terminations Due to Death, Disability and Normal
                --------------------------------------------------------------
Retirement.  Notwithstanding the general rule contained in Section 7.01(a)
----------
above, Plan Shares subject to a Plan Share Award held by a Recipient whose employment with the Company or an Affiliate terminates due to death, Disability or Normal Retirement, or any part thereof which have not theretofore been earned, shall be deemed earned as of the Recipients' last day of employment with the Company or an Affiliate.

          (c)   Exception for Terminations After a Change in Control.
                ----------------------------------------------------
Notwithstanding the general rule contained in Section 7.01(a) above, all Plan Shares subject to a Plan Share Award held by a Recipient whose employment with the Company or an Affiliate terminates following a Change in Control of the or Company, shall be deemed earned as of the Recipient's last day of employment with the Company or an Affiliate. A "Change in Control of the Company" is defined as a Change in Control of a nature that: (i) would be required to be reported in response to Item I of the current report on Form 8-K, as in effect on the date hereof, pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934 (the "Exchange Act"); or (ii) results in a Change in Control of the Company within the meaning of the Change in Bank Control Act and the Rules and Regulations promulgated by the Office of Thrift Supervision (or its predecessor agency), as in effect on the date hereof; or (iii) without limitation such a Change in Control shall be deemed to have occurred at such time as (a) any "person" (as the term is used in Sections 13(d) and 14(d) of the Exchange Act) is or becomes the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing 20% or more of the combined voting power of the Company's outstanding securities; or (b) individuals who constitute the Board on the date hereof (the "Incumbent Board") cease for any reason to constitute at least a majority thereof, provided that any person becoming a director subsequent to the date hereof whose election was approved by a vote of at least three-quarters of the directors comprising the Incumbent Board, or whose nomination for election by the Company's stockholders was approved by the same nominating committee serving under an Incumbent Board, shall be, for purposes of this clause (b), considered as though he were a member of the Incumbent Board; or (c) a plan of reorganization, merger, consolidation, sale of all or substantially all the assets of the Company or similar transaction in which the Company is not the surviving institution occurs and which the incumbent board of Directors does not approve of or consent to; or (d) a proxy statement soliciting proxies from stockholders of the Company, by someone other than the current management of the Company, seeking stockholder approval of a plan of reorganization, merger or consolidation of the Company or similar transaction with one or more corporations as a result of which the outstanding shares of the class of securities then subject to the Plan are to be exchanged for or converted into cash or property or securities not issued by the Company shall be distributed; or (e) a tender offer is made for 20% or more of the voting securities of the Company.

          (d)   Revocation for Misconduct.  Notwithstanding anything hereinafter
                -------------------------
to the contrary, the Board may by resolution immediately revoke, rescind and terminate any Plan Share Award, or portion thereof, previously awarded under this Plan, to the extent Plan Shares have not been delivered thereunder to the Recipient, whether or not yet earned, in the case of an Employee who is discharged from the Company or an Affiliate for cause (as hereinafter defined), or who is discovered after termination of employment to have engaged in conduct that would have justified termination for cause. "Cause" is defined as personal dishonesty, incompetence, willful misconduct, any breach of fiduciary duty involving personal profit, intentional failure to perform stated duties, or the willful violation of any law, rule or regulation (other than traffic violations or similar offenses) which results in a material loss to the Company or final cease and desist order.

     7.02.   Accrual of Dividends.  Whenever Plan Shares are paid to a
             --------------------
Recipient or Beneficiary under Section 7.03, such Recipient or Beneficiary shall also be entitled to receive, with respect to each Plan Share paid, an amount equal to any cash dividends and a number of shares of Common Stock equal to any stock dividends, declared and paid with respect to a share of Common Stock between the date the relevant Plan Share Award was granted and the date the Plan Shares are being distributed. There shall also be distributed an appropriate amount of net earnings, if any, of the Trust with respect to any cash dividends so paid out.

     7.03.   Distribution of Plan Shares.
             ---------------------------

          (a)   Timing of Distributions: General Rule.  Except as provided in
                -------------------------------------
Subsection (b) below, Plan Shares shall be distributed to the Recipient or his Beneficiary, as the case may be, as soon as practicable after they have been earned.

          (b)   Timing: Exception for 10% Shareholders.  Notwithstanding
                --------------------------------------
Subsection (a) above, no Plan Shares may be distributed prior to the date which is five (5) years from the effective date of the Company's Reorganization into the mutual holding company structure to the extent the Recipient or Beneficiary, as the case may be, would after receipt of such shares own in excess of ten (10) percent of the issued and outstanding shares of Common Stock. Any Plan Shares remaining unpaid solely by reason of the operation of this Subsection (b) shall be paid to the Recipient or his Beneficiary on the date which is five (5) years from the effective date of the Company's Reorganization into the mutual holding company structure.

          (c)   Form of Distribution.  All Plan Shares, together with any shares
                --------------------
representing stock dividends, shall be distributed in the form of Common Stock. One share of Common Stock shall be given for each Plan Share earned and payable. Payments representing accumulated cash dividends (and earning thereon) shall be made in cash.

          (d)   Withholding.  The Trustee may withhold from any payment or
                -----------
distribution made under this Plan sufficient amounts of cash or shares of Common Stock to cover any applicable withholding and employment taxes, and if the amount of such payment is insufficient, the Trustee may require the Recipient or Beneficiary to pay to the Trustee the amount required to be withheld as a condition of delivering the Plan Shares. The Trustee shall pay over to the Company or Affiliate which employs or employed such Recipient any such amount withheld from or paid by the Recipient or Beneficiary.

          7.04.   Voting of Plan Shares.  After a Plan Share Award has been
                  ---------------------
granted, the Recipient shall be entitled to direct the Trustee as to the voting of the Plan Shares which are covered by the Plan Share Award and which have not yet been earned and distributed to him pursuant to Section 7.03, subject to rules and procedures adopted by the Committee for this purpose. All shares of Common Stock held by the Trust as to which Recipients are not entitled to direct, or have not directed, the voting, shall be voted by the Trustee in the same proportion as Plan Shares which have been awarded and voted.


                                 ARTICLE VIII.
                                     TRUST

          8.01.   Trust.  The Trustee shall receive, hold, administer, invest
                  -----
and make distributions and disbursements from the Trust in accordance with the provisions of the Plan and Trust and the applicable directions, rules, regulations, procedures and policies established by the Committee pursuant to the Plan.

          8.02.   Management of Trust.  It is the intent of this Plan and Trust
                  -------------------
that, subject to the provisions of this Plan, the Trustee shall have complete authority and discretion with respect to the management, control and investment of the Trust, and that the Trustee shall invest all assets of the Trust, except those attributable to cash dividends paid with respect to Plan Shares, in Common Stock to the fullest extent practicable and permissible under applicable law, and except to the extent that the Trustee determines that the holding of monies in cash or cash equivalents is necessary to meet the obligation of the Trust. In performing their duties, the Trustees shall have the power to do all things and execute such instruments as may be deemed necessary or proper, including the following powers:

          (a) To invest up to one hundred percent (100%) of all Trust assets in Common Stock without regard to any law now or hereafter in force limiting investments for Trustees or other fiduciaries. The investment authorized herein constitutes the only investment of the Trust, and in making such investment, the Trustees are authorized to purchase Common Stock from the Company or an Affiliate or from any other source, and such Common Stock so purchased may be outstanding, newly issued, or Treasury shares.

          (b) To invest any Trust assets not otherwise invested in accordance with (a) above in such deposit accounts, and certificates of deposit (including those issued by the Company), obligations of the United States government or its agencies or such other investments as shall be considered the equivalent of cash.

          (c) To sell, exchange or otherwise dispose of any property at any time held or acquired by the Trust.

          (d) To cause stocks, bonds or other securities to be registered in the name of a nominee, without the addition of words indicating that such security is an asset of the Trust (but accurate records shall be maintained showing that such security is an asset of the Trust).

          (e) To hold cash without interest in such amounts as may be in the opinion of the Trustee reasonable for the proper operation of the Plan and Trust.

          (f) To employ brokers, agents, custodians, consultants and accountants.

          (g) To hire counsel to render advice with respect to their rights, duties and obligations hereunder, and such other legal services or representation as they may deem desirable.

          (h) To hold funds and securities representing the amounts to be distributed to a Recipient or his Beneficiary as a consequence of a dispute as to the disposition thereof, whether in a segregated account or held in common with other assets of the Trust.

          Notwithstanding anything herein contained to the contrary, the Trustee shall not be required to make any inventory, appraisal or settlement or report to any court, or to secure any order of court for the exercise of any power herein contained, or give bond.

     8.03.   Records and Accounts.  The Trustee shall maintain accurate and
             --------------------
detailed records and accounts of all transactions of the Trust, which shall be available at all reasonable times for inspection by any legally entitled person or entity to the extent required by applicable law, or any other person determined by the Committee.

     8.04.   Earnings.  All earnings, gains and losses with respect to
             --------
Trust assets shall be allocated, in accordance with a reasonable procedure adopted by the Committee, to bookkeeping accounts for Recipients or to the general account of the Trust, depending on the nature and allocation of the assets generating such earnings, gains and losses. In particular, any earnings on cash dividends received with respect to shares of Common Stock shall be allocated to accounts for Recipients, if such shares are the subject of outstanding Plan Share Awards, or, otherwise to the Plan Share Reserve.

     8.05.   Expenses.  All costs and expenses incurred in the operation
             --------
and administration of this Plan, including those incurred by the Trustee, shall be borne by the Company.

     8.06.   Indemnification.  The Company shall indemnify, defend and hold
             ---------------
the Trustee harmless against all claims, expenses and liabilities arising out of or related to the exercise of the Trustee's powers and the discharge of their duties hereunder, unless the same shall be due to their gross negligence or willful misconduct.


                                  ARTICLE IX.
                                 MISCELLANEOUS

     9.01.   Adjustments for Capital Changes.  In the event of any change
             -------------------------------
in the outstanding shares of Common Stock of the Company by reason of any stock dividend or split, recapitalization, merger, consolidation, spin-off, reorganization, combination or exchange of shares, or other similar corporate change, or other increase or decrease in such shares effected without receipt or payment of consideration by the Company, the Committee shall adjust the aggregate number of Plan Shares available for issuance pursuant to the Plan and shall adjust the number of shares to which any Plan Share Award relates to prevent dilution or enlargement of the rights granted to the Recipient under the Plan.

     9.02.   Amendment and Termination of Plan.  The Board may, by resolution
             ---------------------------------
at any time amend or terminate the Plan and Trust. The power to amend or terminate shall include the power to direct the Trustee to return to the Company all or any part of the assets of the Trust, including shares of Common Stock held in the Plan Share Reserve. However, the termination of the Trust shall not affect a Recipient's right to earn Plan Share Awards and to the distribution of Common Stock relating thereto, including earnings thereon, in accordance with the terms of this Plan and the grant by the Committee or Board.

     9.03.   Non-Alienation.  Benefits payable to Recipients and their
             --------------
Beneficiaries under this Agreement may not be anticipated, assigned (either at law or in equity), alienated, pledged, encumbered or subjected to attachment, garnishment, levy, execution or other legal or equitable process.

     9.04.   Employment Rights.  Neither the Plan nor any grant of a Plan
             -----------------
Share Award or Plan Shares hereunder nor any action taken by the Trustee, the Committee or the Board in connection with the Plan shall create any right on the part of any Employee to continue in the employ of the Company or an Affiliate thereof, or the Company.

     9.05.   Voting and Dividend Rights.  No Recipient shall have any
             --------------------------
voting or dividend rights or other rights of a shareholder in respect of any Plan Shares covered by a Plan Share Award, except as expressly provided in Sections 7.02 and 7.04 above, prior to the time said Plan Shares are actually distributed to him.

     9.06.   Governing Law.  The Plan and Trust shall be governed by the laws
             -------------
of the State of Florida.

     9.07.   Effective Date.  This Plan is effective as of the effective
             --------------
date of the Company's Reorganization into the mutual holding company structure. The Plan shall be presented to shareholders of the Company for ratification for purposes of (i) obtaining favorable treatment under Section 16(b) of the Securities Exchange Act of 1934; and (ii) maintaining listing on the National Association of Securities Dealers Automated Quotation ("NASDAQ") National Market System; provided, however, that the failure to obtain shareholder ratification
        --------  -------
will not affect the validity of the Plan and the Plan Share Awards hereunder.

     9.08.   Term of Plan.  This Plan shall remain in effect until the
             ------------
earlier of (1) 21 years from the Effective Date; (2) termination by the Board of Directors of the Company; or (3) the distribution of all assets of the Trust. Termination of the Plan shall not affect any Plan Share Awards previously granted, and such Awards shall remain valid and in effect until they have been earned and paid, or by their terms expire or are forfeited.

     IN WITNESS WHEREOF, the Company has caused this Trust Agreement to be executed by its duly authorized officers and the corporate seal to be affixed and duly attested, as of the 6th day of January, 1994.


                                    HARBOR FEDERAL SAVINGS BANK


                                    By:  /s/
                                         -------------------------------------
                                         Michael J. Brown, Sr.
                                         President and Chief Executive Officer


Attest:



/s/
-------------------------------
Christine Fowler
Secretary




     IN WITNESS WHEREOF, I, Richard K. Davis, execute this agreement, as Trustee accepting and binding myself to undertake and perform the obligations and duties of the Trustee hereunder and consenting to the foregoing Plan and Trust Agreement.



                                    Signed:  /s/
                                             --------------------------------
                                             Richard K. Davis
                                             Trustee